                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 28, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     --------------------------------------
                 (Exact name of registrant specified in Charter)

   Delaware                         333-112231                   13-3416059
   --------                         ----------                   ----------
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

             250 Vesey Street
     4 World Financial Center 28th Floor
             New York, New York                                      10080
    ----------------------------------------                        --------
    (Address of principal executive offices)                        Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01. Acquisition or Disposition of Assets: General.

      The Registrant registered the issuance of one or more series of asset-backed certificates and/or asset-backed notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-112231 (the "Registration Statement"). Pursuant to the Registration Statement, on September 28, 2004 the Registrant issued approximately $262,841,100 in aggregate principal amount of its Terwin Mortgage Trust, Asset-Backed Certificates, Series TMTS 2004-11HE.

      This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the prospectus, dated June 18, 2004, as supplemented by the prospectus supplement, dated September 27, 2004 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates (as defined below), a form of which was filed as an exhibit to the Registration Statement.

      The "Certificates" consist of the following classes: Class A, Class S, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class N, Class X and Class R. The Certificates were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of September 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as Depositor, GreenPoint Mortgage Funding, Inc., as Servicer, Specialized Loan Servicing, LLC, as Servicer, Chase Manhattan Mortgage Corporation, as Master Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee (the "Pooling and Servicing Agreement"). The Certificates evidence all of the beneficial ownership interests in a trust fund that consists primarily of a pool of certain fixed and adjustable rate, conventional, first lien residential mortgage loans with an aggregate outstanding principal balance of approximately $270,149,538 as of September 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 9.01. Financial Statements and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

Item 601(a)
of Regulation S-K

Exhibit No.       Description
-----------       -----------
4.1               Pooling and Servicing Agreement, dated as of September 1,
                  2004, among Merrill Lynch Mortgage Investors, Inc., as
                  Depositor, GreenPoint Mortgage Funding, Inc., as Servicer,
                  Specialized Loan Servicing, LLC, as Servicer, Chase Manhattan
                  Mortgage Corporation, as Master Servicer, Terwin Advisors LLC,
                  as Seller, JPMorgan Chase Bank, as Securities Administrator
                  and Backup Servicer, and U.S. Bank National Association,
                  as Trustee.

99.1 Form of Mortgage Loan Sale and Assignment Agreement, dated as of September 1, 2004, between Terwin Advisors LLC, as Seller and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                     By: /s/ Matthew Whalen
                                         ---------------------------------------
                                     Name:   Matthew Whalen
                                     Title:  President

Date:  October 13, 2004

                                  EXHIBIT INDEX

Exhibit No.                                Description
-----------                                -----------
4.1               Pooling and Servicing Agreement, dated as of September 1,
                  2004, among Merrill Lynch Mortgage Investors, Inc., as
                  Depositor, GreenPoint Mortgage Funding, Inc., as Servicer,
                  Specialized Loan Servicing, LLC, as Servicer, Chase Manhattan
                  Mortgage Corporation, as Master Servicer, Terwin Advisors LLC,
                  as Seller, JPMorgan Chase Bank, as Securities Administrator
                  and Backup Servicer, and U.S. Bank National Association, as
                  Trustee.

99.1 Form of Mortgage Loan Sale and Assignment Agreement, dated as of September 1, 2004, between Terwin Advisors LLC, as Seller and Merrill Lynch Mortgage Investors, Inc., as Purchaser.